                                                                   Exhibit 99.2

                        Liberty Financial Companies, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
               Sale of the Annuity and Asset Management Businesses
                          Year Ended December 31, 2000
                     ($ in millions, except per share data)

                                                                                           Historical
                                                              Historical                 Private Capital
                                                                 LFC                     Management (8)
                                                       -------------------------   ----------------------------
     Investment income                                                  $ 862.3
     Interest credited to policyholders                                  (539.6)
                                                       -------------------------   ----------------------------
     Investment spread                                                    322.7
     Net realized investment gains (losses)                               (47.5)
     Gain on sale of Private Capital Management                            27.6                        $ (27.6)
     Net change in unrealized and undistributed gains
       in private equity partnerships                                      31.6

     Fee Income:
     Investment advisory and administrative fees                          300.2                          (41.7)
     Distribution and service fees                                         60.7
     Transfer agency fees                                                  49.0
     Surrender charges and net commissions                                 42.3
     Separate account fees                                                 43.5
                                                       -------------------------   ----------------------------
        Total fee income                                                  495.7                          (41.7)

     Expenses:
     Operating expenses                                                  (406.0)                          36.1
     Restructuring charges                                                (18.7)
     Strategic review expenses                                            (11.1)
     Amortization of deferred policy acquisition costs                   (116.0)
     Amortization of deferred distribution costs                          (42.9)
     Amortization of intangible assets                                    (24.3)                           0.9
     Interest (expense)/income, net                                       (22.5)                          (0.5)
                                                       -------------------------   ----------------------------
        Total expenses                                                   (641.5)                          36.5

     Pretax income (loss)                                                 188.6                          (32.8)

     Income tax benefit (expense)                                         (61.0)                          17.2
                                                       -------------------------   ----------------------------

     Net income (loss)                                                  $ 127.6                        $ (15.6)
                                                       =========================   ============================

     Net income (loss) per share - basic                                 $ 2.65
     (weighted average shares - 47,834,973)            =========================

     Net income (loss) per share - diluted                               $ 2.61
     (weighted average shares - 48,903,818)            =========================


                                                             Historical
                                                            Annuity and
                                                          Asset Management                Pro Forma
                                                             Businesses                  Adjustments
                                                      -------------------------    -------------------------
     Investment income                                                $ (862.3)
     Interest credited to policyholders                                  539.6
                                                      -------------------------    -------------------------
     Investment spread                                                  (322.7)
     Net realized investment gains (losses)                               36.2
     Gain on sale of Private Capital Management                              -
     Net change in unrealized and undistributed gains
       in private equity partnerships                                    (31.6)

     Fee Income:
     Investment advisory and administrative fees                        (258.5)
     Distribution and service fees                                       (60.7)
     Transfer agency fees                                                (49.0)
     Surrender charges and net commissions                               (42.3)
     Separate account fees                                               (43.5)
                                                      -------------------------    -------------------------
        Total fee income                                                (454.0)

     Expenses:
     Operating expenses                                                  345.5
     Restructuring charges                                                15.8
     Strategic review expenses                                             5.9
     Amortization of deferred policy acquisition costs                   116.0
     Amortization of deferred distribution costs                          42.9
     Amortization of intangible assets                                    23.4
     Interest (expense)/income, net                                        0.4                       $ 36.7 (5) (6)
                                                      -------------------------    -------------------------
        Total expenses                                                   549.9                         36.7

     Pretax income (loss)                                               (222.2)                        36.7

     Income tax benefit (expense)                                         69.6                        (14.6)(5) (6)
                                                      -------------------------    -------------------------

     Net income (loss)                                                $ (152.6)                      $ 22.1
                                                      =========================    =========================

     Net income (loss) per share - basic
     (weighted average shares - 47,834,973)

     Net income (loss) per share - diluted
     (weighted average shares - 48,903,818)

                                                                Pro Forma
                                                                   LFC
                                                         -------------------------
     Investment income
     Interest credited to policyholders
                                                         -------------------------
     Investment spread
     Net realized investment gains (losses)                 $               (11.3)
     Gain on sale of Private Capital Management
     Net change in unrealized and undistributed gains
       in private equity partnerships

     Fee Income:
     Investment advisory and administrative fees
     Distribution and service fees
     Transfer agency fees
     Surrender charges and net commissions
     Separate account fees
                                                         -------------------------
        Total fee income

     Expenses:
     Operating expenses                                                     (24.4)
     Restructuring charges                                                   (2.9)
     Strategic review expenses                                               (5.2)
     Amortization of deferred policy acquisition costs
     Amortization of deferred distribution costs
     Amortization of intangible assets
     Interest (expense)/income, net                                          14.1
                                                         -------------------------
        Total expenses                                                      (18.4)

     Pretax income (loss)                                                   (29.7)

     Income tax benefit (expense)                                            11.2
                                                         -------------------------
     Net income (loss)                                                    $ (18.5)
                                                         =========================
     Net income (loss) per share - basic                                  $ (0.40)
     (weighted average shares - 47,834,973)              =========================

     Net income (loss) per share - diluted                                $ (0.38)
     (weighted average shares - 48,903,818)              =========================


     The accompanying notes at Exhibit 99.4 are an integral part of the unaudited pro forma condensed consolidated financial statements.